Exhibit 32.2

CERTIFICATION PURSUANT TO  18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XBiotech Inc. on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Queena Han, Vice President of Finance, Human Resources and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of XBiotech Inc.

/S/ QUEENA HAN
Queena Han
Vice President, Finance and Human Resources and Secretary
(Principal Financial Officer)
Date: March 16, 2021